(Multicurrency - Cross Border)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                                MASTER AGREEMENT
                            dated as of July 31, 2007

     THE BANK OF NEW YORK         and           BANC OF AMERICA FUNDING CORPORATION 2007-6
                                                SUPPLEMENTAL INTEREST TRUST,
                                                by Citibank, N.A., not in its individual capacity, but
                                                solely as Supplemental Interest Trust Trustee

established as a banking organization           The Supplemental Interest Trust is a common law trust
under the laws of the State of New York         established under the laws of the State of New York.
       ("Party A")                                                  ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement'), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


       Copyright (c) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) Liability. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid  Termination  Event.  If either an Illegality  under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)( 1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

          (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

          (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or reenactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's

Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a) (iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


THE BANK OF NEW YORK                                BANC OF AMERICA FUNDING CORPORATION 2007-6 SUPPLEMENTAL
                                                    INTEREST TRUST,
                                                    by Citibank, N.A., not in its individual capacity, but
                                                    solely as Supplemental Interest Trust Trustee

By:     /s/ Stephen M. Lawler                       By:     /s/ John Hannon
    --------------------------------                    -----------------------------------------
Name:   Stephen Lawler                               Name:  John Hannon
Title:  Managing Director                            Title: Vice President
Date:   July 31, 2007                                Date:  July 31, 2007


(Multicurrency -- Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.
                                    SCHEDULE
                                     to the
                                Master Agreement
                            dated as of July 31, 2007

                                     between

THE BANK OF NEW YORK                  and               BANC OF AMERICA FUNDING CORPORATION
                                                        2007-6 SUPPLEMENTAL INTEREST TRUST,
                                                        by Citibank, N.A., not in its individual capacity,
                                                        but solely as Supplemental Interest Trust Trustee

established as a banking organization                   The Supplemental Interest Trust is a common law trust
under the laws of the State of New York                 established under the laws of the State of New York.

          ("Party A")                                                    ("Party B")
 ----------------------------                                  -------------------------------


Certain Definitions. For so long as it rates the Certificates, each of (i) Moody's Investors Service Inc. ("Moody's"), and (ii) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") is a "Rating Agency", and "Rating Agency Condition", "Qualifying Ratings", "Limited Qualifying Ratings", and "Disqualifying Ratings" (and the respective definitions thereof for each Rating Agency), "Qualified Transferee", "Qualified Guarantor" and "Qualified Guaranty" have the meanings assigned in Part 5(i)(i).

Definitions Incorporated by Reference. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated as of July 31, 2007, among Banc of America Funding Corporation, as Depositor, CitiMortgage, Inc., as Master Servicer, Citibank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement") have the meanings assigned therein. In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

Part 1. Termination Provisions.

(a)  "Specified Entity" in relation to Party A or Party B shall mean: none.

(b)  "Specified Transaction" will have the meaning specified in Section 14.

(c) Applicability. The following provisions apply or do not apply to the parties as specified below:

     (i) Section 5(a)(i) (Failure to Pay or Deliver):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (ii) Section 5(a)(ii) (Breach of Agreement):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

     (iii) Section 5(a)(iii) (Credit Support Default):

          (A) will apply to Party A; and

          (B) will not apply to Party B;

          provided, that, with respect to Moody's Limited Qualifying Ratings and Moody's Disqualifying Ratings,, any failure by Party A to comply with or perform any obligation under the Credit Support Annex shall not be an Event of Default unless (x) Disqualifying Ratings have been assigned and have continued for at least 30 Local Business Days, and
          (y) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (iv) Section 5(a)(iv) (Misrepresentation):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

     (v) Section 5(a)(v) (Default under Specified Transaction):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

     (vi) Section 5(a)(vi) (Cross Default):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

          For the purposes of Section 5(a)(vi):

          "Specified Indebtedness" will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

          "Threshold Amount" means, 3% of consolidated shareholders equity of Party A (or any guarantor under a Qualified Guaranty) and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal year ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

     (vii) Section 5(a)(vii) (Bankruptcy):

          (A) will apply to Party A; and

          (B) will not apply to Party B with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by Party A or its affiliates), (7), (8) (but subclause (8) will not apply to Party B only to the extent that subclauses (2), (4) and (7) do not apply to Party B) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to Party B; and in subclause (6) the words "trustee" and "custodian" will not include the Supplemental Interest Trust Trustee and the words "seeks or" will be deleted.

     (viii) Section 5(a)(viii) (Merger without Assumption):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (ix) Section 5(b)(i) (Illegality):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (x) Section 5(b)(ii) (Tax Event):

          (A) will apply to Party A; and

          (B) will apply to Party B;

          provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.

     (xi) Section 5(b)(iii) (Tax Event upon Merger):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (xii) Section 5(b)(iv) (Credit Event upon Merger):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

     (xiii) Section 5(b)(v) (Additional Termination Event):

          (A) will apply to Party A with respect to Part 1(g)(iv) and (v); and

          (B) will apply to Party B with respect to Parts 1(g)(i) and (iii).

(d) The "Automatic Early Termination" provision of Section 6(a):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

(e) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

     (i) The definitions of "Market Quotation" and "Settlement Amount" are amended in their entirety to read as follows:

          "Market Quotation" means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as and are, in all material respects, no less beneficial for Party B than, those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a "Replacement Transaction"). For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

          "Settlement Amount" means, with respect to any Early Termination Date:

          (1) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding:

               the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

          (2) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B:

               the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations

                    (for  the  avoidance  of  doubt,   (x)  a  Market  Quotation
                    expressed as a negative number is lower than a Market Quotation expressed as a positive number and (y) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

          (3) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B:

               Party  B's  Loss  (whether   positive  or  negative  and  without
               reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

     (ii) At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations. (For the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value.)

     (iii) if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

     (iv) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

          "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under
          (1)."

(f) "Termination Currency" means United States Dollars.

(g) "Additional Termination Event" will apply. The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:--

     (i) Termination of Trust Fund. The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 10.1 and 10.2 of the Pooling and Servicing Agreement). The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates. Party B shall be the sole Affected Party. However, each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event.

     (ii) [Reserved.]

     (iii) Amendment of Pooling and Servicing Agreement. The amendment of the Pooling and Servicing Agreement in a manner which could have a material adverse effect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement. Party B shall be the sole Affected Party.

     (iv) Ratings Downgrade. Party A or any guarantor under a Qualified Guaranty has Limited Qualifying Ratings or Disqualifying Ratings and Party A fails to take the actions provided in Part 5(i)(ii) or Part 5(i)(iii) within the time periods set out therein;

     provided, that with respect to Moody's Limited Qualifying Ratings and Moody's Disqualifying Ratings (x) they have continued for 30 or more Business Days and (y) if Disqualifying Ratings are assigned, at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction.

     Party A shall be the sole Affected Party.

     (v) Regulation AB. Party A shall fail to comply with the provisions of Part 5(j) within the time provided for therein. Party A shall be the sole Affected Party.

Party B shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to each Rating Agency.

Part 2. Tax Representations and Certain Tax-related Provisions.

(a) Payer Representations. For the purpose of Section 3(e), Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f);

     (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

     (iii) the  satisfaction  of the  agreement of the other party  contained in
     Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

     (i) The following representation will apply to Party A:

          (x) It is a "U.S. person" (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations ("Treas. Reg.")) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (z) its U.S. taxpayer identification number is 135160382.

     (ii) The following representation will apply to Party B:

          None.

(c) Additional Amounts Not Payable by Party B. Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is amended in its entirety to read as follows:

          "Indemnifiable Tax" means in relation to payments by Party A any Tax and in relation to payments by Party B no Tax.

     Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a):

     (a) Tax forms, documents or certificates to be delivered are:

-------------------------------- -------------------------------------------------- ----------------------------------
Party required to deliver                    Form/Document/Certificate              Date by which to be delivered
document
-------------------------------- -------------------------------------------------- ----------------------------------
Party A and Party B              A  correct,   complete  and  executed  Internal    (i)    Prior   to   the    first
                                 Revenue  Service  Form  W-9,  with  respect  to    scheduled  Payment Date; (ii) in
                                 Party  A,  and  W-9,   W-8BEN  (with  Part  III    the  case  of  a  U.S.  Internal
                                 checked  and  the   transactions   constituting    Revenue   Service  Form  W-8ECI,
                                 notional   principal    contracts    identified    W-8IMY,  and  W-8BEN  that  does
                                 therein or by a schedule  thereto),  W-8ECI, or    not  include  a  U.S.   taxpayer
                                 W-8IMY,   with  appropriate   attachments,   as    identification  number  in  line
                                 applicable,  with  respect  to  Party B, or any    6,  before  December  31 of each
                                 other or  successor  form,  in each  case  that    third succeeding  calendar year,
                                 establishes  an  exemption  from  deduction  or    (iii)  promptly upon  reasonable
                                 withholding   obligations,    and   any   other    demand by the other  party;  and
                                 document  reasonably  requested  to  allow  the    (iv)   promptly   upon  learning
                                 other  party  to  make   payments   under  this    that   any    form    previously
                                 Agreement  without any deduction or withholding    provided  by to the other  party
                                 for or on the account of any tax.                  has    become     obsolete    or
                                                                                    incorrect.
-------------------------------- -------------------------------------------------- ----------------------------------

     (b) Other documents to be delivered are:

----------------------- ------------------------------------------ -------------------------- --------------------------
Party required to                                                                             Covered by Section 3(d)
deliver document                Form/Document/Certificate          Date by which to be        Representation
                                                                   delivered
----------------------- ------------------------------------------ -------------------------- --------------------------
Party A                 A certificate  of an  authorized  officer  Upon the execution and     Yes
                        of the party,  as to the  incumbency  and  delivery of this authority of the  respective  officers of  Agreement
                        the party  signing  this  Agreement,  any
                        relevant Credit Support Document,  or any
                        Confirmation, as the case may be.
----------------------- ------------------------------------------ -------------------------- --------------------------
Party B                 (i) a copy of the  executed  Pooling  and  With respect to (i) upon   Yes
                        Servicing  Agreement,  (ii) an incumbency  the filing of the
                        certificate     verifying     the    true  Pooling and Servicing
                        signatures  and  authority  of the person  Agreement with the or  persons  signing  this  Agreement  on  Securities and Exchange behalf of Party B, and (iii) a  certified  Commission, and with copy of the  authorizing  resolution  (or  respect to (ii) and equivalent authorizing  documentation) of  (iii) upon the execution
                        Citibank,   N.A.  which  sets  forth  the  and delivery of this
                        authority   of  each   signatory  to  the  Agreement
                        Confirmation  signing  on its  behalf and
                        the  authority  of such  party  to  enter
                        into   Transactions    contemplated   and
                        performance of its obligations hereunder.
----------------------- ------------------------------------------ -------------------------- --------------------------


                                       25


Party A and Party B     A legal opinion as to  enforceability  of  Upon the execution and     No
                        this   Agreement  and  any   Confirmation  delivery of this
                        evidencing a Transaction hereunder.        Agreement and such
                                                                   Confirmation
----------------------- ------------------------------------------ -------------------------- --------------------------

Part 4.  Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a):

     Address for notices or communications to Party A:

     With respect to any Transaction, any notice or other communication shall be sent to the address specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                  The Bank of New York
                  Legal Department
                  One Wall Street - 10th Floor
                  New York, New York 10286
                           Attention: General Counsel

     Address for notices or communications to Party B:

                  Address:     Banc of America Funding Corporation 2007-6
                               Supplemental Interest Trust
                               c/o Citibank, N.A.
                               388 Greenwich Street, 14th Floor
                               New York, New York 10013
                  Attention:   Structured Finance Agency and Trust - BAFC 2007-6
                  Facsimile:   (212) 816-5527   Telephone:  (212) 816-5693

                  (For all purposes.)

(b) Process Agent. For the purpose of Section 13(c):

     Party A appoints as its Process Agent:-- not applicable.

     Party B appoints as its Process Agent:-- not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c):

     Party A is a Multibranch Party and will enter into each Transaction only through the following Office:- New York (for all Transactions).

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) "Credit Support Document" Credit Support Document means in relation to:--

     Party A: The Credit Support Annex hereto and any Qualified Guaranty.

     Party B: Not applicable.

(g) "Credit Support Provider" means in relation to:

     Party A: The guarantor under any Qualified Guaranty.

     Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments; Modification of Section 2(a)(iii)(1). Subparagraph (ii) of Section 2(c) will apply. Section 2(a)(iii)(1) is amended by deleting "or Potential Event of Default".

(j) "Affiliate" will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)  Additional  Representations.  Section 3 is hereby  amended by adding  after
Section 3(f) the following subsections:

     "(g) Relationship Between Parties.

          (1)Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2)Evaluation and Understanding.

               (i) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or
               oral)  of  the  other  party  as   investment   advice  or  as  a
               recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

          (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

     (h) Exclusion from Commodity Exchange Act. (1) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

     (i) Swap Agreement. Each Transaction is a "swap agreement" as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1))."

(l) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5.  Other Provisions.

(a) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(c) Set-off. All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex. Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(d) Failure to Pay or Deliver. Section 5(a)(i) is hereby amended by replacing the word "third" by the word "second" in the third line thereof.

(e) Non-Recourse. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive. This provision shall survive the termination of this Agreement.

(f) Limitation on Institution of Bankruptcy Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the termination of this Agreement.

(g) Transfer, Assignment. Notwithstanding the provisions of Sections 6(b)(ii) and 7, no novation, assignment or transfer of any Transaction shall be permitted by either party, unless the Rating Agency Condition is satisfied with respect thereto, except that Party A may, if each Rating Agency and the non-assigning party has received prior written notice thereof (1) transfer all or any part of its interest in any amount payable to it if Party B is a Defaulting Party under
Section 6(e) or (2) effect a Permitted Transfer of this Agreement to any other entity at any time (A) Party A or any guarantor under a Qualified Guaranty has Limited Qualifying Ratings or Disqualifying Ratings, (B) pursuant to Section

6(b)(ii), (C) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity,
(D) to another of its offices or branches; or (E) to an Affiliate. The consent of Party B shall not be required for a novation, assignment or transfer by Party A in accordance with clauses (1)and (2) of the preceding sentence and Party B shall take all steps reasonably requested by Party A (at the expense of Party A) to effect a Permitted Transfer. A "Permitted Transfer" means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of Party A hereunder and with respect to which (1) there is no adverse effect on netting or set-off rights,
(2) neither Party A nor the transferee will be required to withhold or deduct on account of any Tax from any payments under this Agreement in excess of what would have been required to be withheld or deducted in the absence of such transfer, (3) an Event of Default or Termination Event would not occur as a result, and (4) (x) with respect to any Rating Agency, the terms of the Transactions are not modified other than parties, effective date of said transfer, and tax payee representations of Party A (and in such case, it shall not be a condition of such Replacement Transaction that it preserve for Party B the economic equivalent of all payment and delivery obligations hereunder and be in all material respects no less beneficial for Party B than those of the Transactions), or (y) with respect to Moody's, the terms of the Transactions are modified to a greater extent than provided in (x) but the definition of Replacement Transaction is otherwise complied with.

(h) Amendment. Notwithstanding the provisions of Section 9(b), each amendment, modification or waiver in respect of this Agreement shall be subject to the Rating Agency Condition.

(i)  Ratings Downgrade.

     (i) Definitions. For purposes of each Transaction:

     (A) "Rating Agency Condition" means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each Rating Agency has confirmed in writing to the Supplemental Interest Trust Trustee that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Certificates (as to each Rating Agency, the "Moody's Rating Condition" and "S&P Rating Condition", respectively).

     (B) Ratings: The ratings (or withdrawal thereof) of the short-term or long-term unsecured and unguaranteed debt of Party A or any guarantor under a Qualified Guaranty assigned by a Rating Agency as identified below will be "Qualifying Ratings", "Limited Qualifying Ratings" and "Disqualifying Ratings", respectively:


--------------------------------------------- -------------------------- ------------------------ -------------------------
With respect to the unsecured unguaranteed    If it has both long-term   If it has no             If the following
senior debt of Party A or any guarantor       and short-term ratings,    short-term ratings,      ratings are withdrawn:
under a Qualified Guaranty, the ratings       and has ratings of:        and has long-term
will be:                                                                 ratings of:
---------------------------------------------------------------------------------------------------------------------------
"Qualifying Ratings":
---------------------------------------------------------------------------------------------------------------------------
Moody's:                                      P-1 and A2 or above        A1 or above
--------------------------------------------- -------------------------- ------------------------ -------------------------
S&P:                                          A-1 or above               A+ or above
--------------------------------------------- -------------------------- ------------------------ -------------------------
"Limited Qualifying Ratings":
--------------------------------------------- -------------------------- ------------------------ -------------------------
Moody's:                                      P-2 or A3                  A2 or A3
--------------------------------------------- -------------------------- ------------------------ -------------------------
S&P  If it is a Financial Institution         A-2                        A, A- or BBB+
---------------------------------------------------------------------------------------------------------------------------
"Disqualifying Ratings":*
--------------------------------------------- -------------------------- ------------------------ -------------------------
Moody's:                                      P-3 or Baa1 or below       Baa1 or below            short-term, or if none,
                                                                                                  long-term
--------------------------------------------- -------------------------- ------------------------ -------------------------
S&P:
--------------------------------------------- -------------------------- ------------------------ -------------------------
If it is a Financial Institution:             A-3 or below               BBB or below             if no short-term,
                                                                                                  long-term
--------------------------------------------- -------------------------- ------------------------ -------------------------
If it is not a Financial Institution:         A-2 or below               A or below               if no short-term,
                                                                                                  long-term
--------------------------------------------- -------------------------- ------------------------ -------------------------

          *For the avoidance of doubt, if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Disqualifying Rating unless the Rating Agency Condition is satisfied with respect thereto.

          (C) "Financial Institution" means a bank, broker/dealer, insurance company, structured investment vehicle or derivative product company.

          (D) "Qualified Transferee" means a transferee of a novation or assignment or a party (other than Party B) that enters into another form of Replacement Transaction that is a Reference Market-maker ("dealer" in the definition thereof meaning a "dealer in notional principal contracts" as defined in Treas. Reg. Section 1.1001-4) that has Qualifying Ratings or Limited Qualifying Ratings assigned by each Rating Agency, or whose present and future obligations owing to Party B are guaranteed pursuant to a Qualified Guaranty.

          (E) "Qualified Guaranty" means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of Party A (or a Qualified Transferee, as applicable) hereunder by a third party that has Qualifying Ratings or Limited Qualifying Ratings assigned by each Rating Agency ("Qualified Guarantor") in a form that satisfies the S&P Rating Condition and that provides, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to Party A as "X" with the guarantor as "X" and "this Agreement" with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guaranty will be subject to withholding for Tax).

          (ii) Posting of Collateral. If Party A or its guarantor under a Qualified Guaranty is assigned Limited Qualifying Ratings or Disqualifying Ratings by a Rating Agency, then, during the period beginning no later than the:

               (1) thirtieth (30th) Local Business Day thereafter with respect to Moody's, and

               (2)  tenth (10th) Business Day thereafter with respect to S&P;

          (or, in each case, if such ratings exist from the time Party A becomes a party hereto or the guarantor under a Qualified Guaranty becomes such guarantor, from such time), and for so long as such Limited Qualifying Ratings or Disqualifying Ratings continue, Party A shall, at its own expense, post (or continue posting) collateral in accordance with the Credit Support Annex, unless, prior to the time collateral posting is required to begin as set forth above, Party A either, in each case subject to the S&P Rating Condition, (x) novates, assigns or transfers the Transactions to or replaces the Transactions with Replacement Transactions with a Qualified Transferee; or (y) obtains a Qualified Guaranty.

          (iii) Replacement or Guaranty. If Party A or its guarantor under a Qualified Guaranty is assigned Disqualifying Ratings by a Rating Agency, then, no later than the:

               (1) thirtieth (30th) Local Business Day thereafter with respect to Moody's, and

               (2)  sixtieth (60th) Business Day thereafter with respect to S&P;

          Party A shall, at its own expense, in each case subject to the S&P Rating Condition, (x) novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee, or (y) obtain a Qualified Guaranty.

(j) Regulation AB. For purposes of Item 1115 ("Item 1115" of Subpart 229.1100 - Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 - 229.1123) ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement under Item 1115 has been reached (the "applicable percentage"), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a "Reg AB Disclosure Event"), then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions:

     (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by
     Item 301 of Regulation S-K (17 C.F.R. ss.229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S-X (17 C.F.R. ss.ss.210.1-01 through 210.12-29, but excluding 17 C.F.R.
     ss. 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. ss.ss. 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or

     (2) post collateral in accordance with the Credit Support Annex (for such purpose, treating the Reg AB Disclosure Event as if Party A had Limited Qualifying Ratings and defining "Credit Support Amount" therein as the amount sufficient to reduce the applicable percentage below the requirements of Item 1115, and adopting the lesser of the Moody's Valuation Percentages or the S&P Valuation Percentages or such other Valuation Percentage as agreed by the parties, subject to any requirement to post collateral in accordance with Part 5(i)(ii)); or

     (3) subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of
     Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or

     (4) obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.

Party A's obligation to comply with this Part 5(j) shall be suspended on January 1, 2008 unless, at any time, Party A receives notification from the Depositor or Party B that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Depositor or Party B notifies Party A that the Trust Fund's obligations to file reports under the Exchange Act has resumed. If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115. The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(k) Supplemental Interest Trust Trustee 's Capacity. It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by Citibank, N.A.,
(i) this Agreement and such confirmation are executed and delivered by Citibank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of Citibank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, and
(iii) under no circumstances will Citibank, N.A., in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(l) Supplemental  Interest Trust Trustee's  Representation.  Citibank,  N.A., as
Supplemental   Interest  Trust  Trustee  of  the  Supplemental  Interest  Trust,
represents and warrants that:

     It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

                      [Signature page immediately follows]

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

  THE BANK OF NEW YORK                              BANC OF AMERICA FUNDING CORPORATION
                                                    2007-6 SUPPLEMENTAL INTEREST TRUST,
                                                    by Citibank, N.A., not in its individual capacity, but
                                                    solely as Supplemental Interest Trust Trustee

  By:     /s/ Stephen M. Lawler                     By:     /s/ John Hannon
      --------------------------------                  -----------------------------------
  Name:  Stephen Lawler                             Name:  John Hannon
  Title: Managing Director                          Title: Vice President
  Date:  July 31, 2007                              Date:  July 31, 2007


(Bilateral Form)                 (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX
                             to the Schedule to the

                              ISDA Master Agreement
                         -------------------------------

                            Dated as of July 31, 2007

                                     between

         THE BANK OF NEW YORK             and     BANC OF AMERICA FUNDING CORPORATION
                                                  2007-6 SUPPLEMENTAL INTEREST TRUST,
                                                  by Citibank, N.A., not in its individual capacity, but
                                                  solely as Supplemental Interest Trust Trustee

established as a banking organization             The Supplemental Interest Trust is a common law trust
under the laws of the State of New York           established under the laws of the State of New York.

          ("Party A")                                                  ("Party B")
  ---------------------------------                        -------------------------------------


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A. Accordingly, the parties agree as follows:--

Paragraphs 1 - 12. Incorporation. Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and
(d) only Party A will be required to make Transfers of Eligible Credit Support hereunder."

Paragraph 13.

Certain Definitions. For so long as it rates the Certificates, each of (i) Moody's Investors Service Inc. ("Moody's"), and (ii) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") is a "Rating Agency", and "Rating Agency Condition", "Qualifying Ratings", "Limited Qualifying Ratings" and Disqualifying Ratings" (and the respective definitions thereof for each Rating Agency), "Qualified Transferee", "Qualified Guarantor" and "Qualified Guaranty" have the meanings assigned in Part 5(i)(i) of the Schedule.

(a) Security Interest for "Obligations." The term "Obligations" as used in this Annex includes the following additional obligations: Not applicable.

(b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

     (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date during the Credit Support Delivery Period."

     As used herein, "Credit Support Delivery Period" means the period (during which collateral is to be posted or, if there is a further downgrade from Limited Qualifying Ratings to Disqualifying Ratings, increased as provided in this Annex), after the assignment by a Rating Agency of Limited Qualifying Ratings or Disqualifying Ratings to the unsecured and unguaranteed senior debt of the Pledgor or any guarantor under a Qualified Guaranty, as identified in the table below, beginning no later than the:

          (1) thirtieth (30th) Local Business Day thereafter with respect to Moody's, and

          (2)  tenth (10th) Business Day thereafter with respect to S&P

     (or, in each case, if such ratings exist from the time the Pledgor becomes a party hereto or the guarantor under a Qualified Guaranty becomes a guarantor, from such time), and continuing for so long as such Limited Qualifying Ratings or Disqualifying Ratings continue:


--------------------------------------------------- --------------------------- ------------------------ --------------------
With respect to the unsecured unguaranteed senior   If it has both long-term    If it has no             If the following
debt of the Pledgor or any guarantor under a        and short-term ratings,     short-term ratings,      ratings are
Qualified Guaranty, the ratings will be:            ratings of:                 long-term ratings of:    withdrawn:
--------------------------------------------------- --------------------------- ------------------------ --------------------
"Limited Qualifying Ratings":
-----------------------------------------------------------------------------------------------------------------------------
Moody's:                                            P-2 or A3                   A2 or A3
--------------------------------------------------- --------------------------- ------------------------ --------------------
S&P: If it is a Financial Institution               A-2                         A, A- or BBB+
--------------------------------------------------- --------------------------- ------------------------ --------------------
"Disqualifying Ratings":*
-----------------------------------------------------------------------------------------------------------------------------
Moody's:                                            P-3 or Baa1 or below        Baa1 or below            short-term, or if
                                                                                                         none, long-term
--------------------------------------------------- --------------------------- ------------------------ --------------------
S&P: If it is a Financial Institution:              A-3 or below                BBB or below             if no short-term,
                                                                                                         long-term
--------------------------------------------------- --------------------------- ------------------------ --------------------
    If it is not a Financial Institution:           A-2 or below                A or below               if no short-term,
                                                                                                         long-term
--------------------------------------------------- --------------------------- ------------------------ --------------------

     As used herein, "Financial Institution" means a bank, broker/dealer, insurance company, structured investment vehicle or derivative product company.

     *For the avoidance of doubt, (x) if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Disqualifying Rating unless the Rating Agency Condition is satisfied with respect thereto, and (y) if there is a further downgrade from Limited Qualifying Ratings to Disqualifying Ratings, collateral shall continue to be posted in accordance with the requirements applicable to Limited Qualifying Ratings until the period specified for Disqualifying Ratings has elapsed, and, thereafter, shall be posted in accordance with the requirements applicable to Disqualifying Ratings.

     (B) "Return Amount" has the meaning specified in Paragraph 3(b).

     (C) "Credit Support Amount" in Paragraph 3(b), shall be amended in its entirety to read as follows:

          "`Credit Support Amount' means, (x) for any Valuation Date during the Credit Support Delivery Period, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the Independent Amount applicable to the Pledgor (with respect to all Affected Transactions), if any, minus
          (iii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero, and shall not be less than the Credit Support Minimum; and (y) at any other time, None."

     The calculation of the Credit Support Amount during the Credit Support Delivery Period shall be done separately for each Rating Agency in accordance with the remaining provisions of this Paragraph 13(b)) and may be expressed in the following formula (which summarizes but does not supersede said provisions):

     Credit Support Amount = max [E + IA; 0; m]

     Where:

          max = the greater of; min = the lesser of

          E= Exposure (i.e., the market value of the Affected Transactions)

          IA = Independent Amount =

               * Moody's: min [DV01 x 15 % (daily); % in Schedule 2 x N]

               * S&P: 25% x E (Disqualifying Ratings only)

          N = the aggregate notional amount of the Affected Transactions.

          M = Credit Support Minimum (Moody's Disqualifying Ratings only)

     (ii) Eligible Collateral and Valuation Percentage. The items and Valuation Percentages with respect to each Rating Agency set forth in Schedule 1A or
     Schedule 1B, as applicable, will be "Eligible Collateral" and the applicable "Valuation Percentage" (each only with respect to such Rating Agency).

     (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

     (iv) Thresholds.

     (A) "Independent Amount" means with respect to the Secured Party: Zero; and, with respect to the Pledgor for any Valuation Date: an amount (identified separately for each Rating Agency) equal to:

          (1) "Moody's Independent Amount": when the Pledgor or any guarantor under a Qualified Guaranty has Moody's Limited Qualifying Ratings or Moody's Disqualifying Ratings, the lesser of (x) the product of (I) if each Local Business Day is a Valuation Date, 15, and, otherwise, 25, and (II) with respect to each Transaction and any date of determination, the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent For such Transaction (such estimate, the "DVO1" of the Pledgor), and (y) the product of (I) the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date and (II) the applicable percentage set forth in Schedule 2.

          (2) "S&P Independent Amount": (x) when the Pledgor or any guarantor under a Qualified Guaranty has S&P Limited Qualifying Ratings, zero, and (y) when the Pledgor or any guarantor under a Qualified Guaranty has S&P Disqualifying Ratings, the product of (I) the Secured Party's Exposure for that Valuation Date and (II) 25%.

     As used herein, "Independent Amount" means the additional amount to be added to the Secured Party's Exposure pursuant to the calculation of Credit Support Amount at the time the Delivery Amount is required to be delivered or transferred hereunder and does not imply or require that a separate amount be delivered or transferred on the execution of this Agreement or on any Trade Date or at any other time.

     (B) "Threshold" means for the Pledgor: zero during the Credit Support Delivery Period and at any other time an infinite number.

     (C) "Credit Support Minimum" means, with respect to each Rating Agency, the amount identified below:

          (1) "Moody's Credit Support Minimum": if the Pledgor or any guarantor under a Qualified Guaranty has Moody's Disqualifying Ratings and at least thirty (30) Local Business Days have elapsed since it did not have Moody's Disqualifying Ratings, the greater of zero and the aggregate amount of the net payments due from Pledgor in respect of all following scheduled Payments (each such net payment being the greater of zero and the amount of the payment due to be made by the Pledgor under Section 2(a) on a Payment date less the amount of any payment due to be made by the Secured Party under Section 2(a) on the same Payment Date after giving effect to any applicable netting under
          Section 2(c) with respect to all Affected Transactions).

          (2) "S&P Credit Support Minimum": not applicable.

     (D) "Minimum Transfer Amount" means with respect to the Pledgor and the Secured Party: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 if the aggregate principal balance of the rated Certificates is $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

     (E) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of $10,000 and the Return Amount will be rounded down to the nearest integral multiple of $10,000.

     (v) Calculation. During the Credit Support Delivery Period, Credit Support Amount, Value, Delivery Amount and Return Amount will be calculated separately for each Rating Agency then rating the Certificates in accordance with the provisions relating to such Rating Agency set forth in this Paragraph 13(b), and the Pledgor will Transfer the highest Delivery Amount and the Secured Party will Transfer the lowest Return Amount so calculated, provided, that the Return Amount will be reduced to such amount as necessary so that Transfer of a Delivery Amount will not be required immediately after the Transfer of such Return Amount.

(c) Valuation and Timing.

     (i) "Valuation Agent" means, the Pledgor in all circumstances.

     (ii) "Valuation Date" means each Local Business Day.

     (iii) "Valuation Time" means:

          [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

          [X] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. (i) Illegality and (ii) Additional Termination Events will be a "Specified Condition" for the Pledgor (as the Affected Party) (but not for purposes of Paragraph 8(d)), and
(iii) Tax Event and (iv) Tax Event Upon Merger will not be a "Specified Condition for the Pledgor.

(e) Substitution.

     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f) Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: as set forth for other purposes in Paragraph 12.

     (iii) Alternative. The provisions of Paragraph 5 will apply, except to the following extent: (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party's Minimum Transfer Amount.

(g) Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party will not be entitled to hold Posted Collateral itself, but will hold Posted Collateral in an identifiable segregated account through a Custodian (which may be the Supplemental Interest Trust Trustee and which shall at all times be a financial institution as specified under Section 9.02 of the Pooling and Servicing Agreement). If not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from Moody's and A from S&P. For so long as the Certificates are rated by S&P, any Custodian other than the Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1, or, if it has no short-term rating, a long-term debt or deposit rating of at least A+, from S&P and shall be replaced by the Trustee within sixty (60) calendar days after it ceases to have such ratings.

     Initially, the Custodian for Party B is: Citibank, N.A.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, the Secured Party will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii) except that the Secured Party may register any Posted Collateral in the name of the Custodian or its nominee under Paragraph 6(c)(ii).

(h) Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate", with respect to Eligible Collateral in the form of Cash will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash is invested at the direction of the Pledgor in accordance with Paragraph 13(1)(vi); otherwise the "Interest Rate" will be, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), subject to the receipt and availability of such funds.

     (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

(j) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     (i) Party A: Not applicable.

     (ii) Party B:

          Address:          Banc of America Funding Corporation 2007-6
                            Supplemental Interest Trust
                            c/o Citibank, N.A.
                            388 Greenwich Street, 14th Floor
                            New York, New York 10013
          Attention:        Structured Finance Agency and Trust - BAFC 2007-6
          Facsimile:        (212) 816-5527   Telephone:  (212) 816-5693

(k) Addresses for Transfers.

     Party A: For Cash: To be provided

              For Eligible Collateral: To be provided

     Party B: To be provided

(l) Other Provisions.

     (i) Additional and Amended Definitions. As used in this Annex:--

          "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree).


          Sub-paragraph (i)(A) of the definition of "Value" is amended to read as follows: "(A) Cash, the face amount thereof multiplied by the applicable Valuation Percentage; and".

     (ii) Transfer Timing.

          (A) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

          (B) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

     (iii) Events of Default. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

          "For the purposes of Section 5(a)(iii) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support by the Pledgor,, at least (x) 30 Local Business Days have elapsed after Disqualified Ratings have been assigned by Moody's, or (y) 10 Business Days have elapsed after Limited Qualifying Ratings or Disqualifying Ratings have been assigned by S&P, and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the Pledgor".

     (iv) No Counterclaim. A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

     (v) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (the "Swap Collateral Account") and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

     (vi) Investment of Cash Posted Collateral. Cash Posted Collateral shall be invested in Permitted Investments as directed by the Pledgor, with gains and losses incurred in respect of such investments to be for the account of the Pledgor, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime -1 or Aaa by Moody's as directed by the Pledgor (provided, that such investment shall be held uninvested or invested at the direction of the Secured Party if an Event of Default or an Additional Termination Event has occurred with respect to which the Pledgor is the defaulting or sole Affected Party and the Secured Party has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

     (vii) Return of Posted Collateral. At any time the Pledgor is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, the Pledgor shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If the Pledgor thereafter ceases to be required to post collateral under Part 5(i)(ii) of the Schedule (and provided that no Event of Default exists with respect to the Pledgor) or the Pledgor has made a transfer, assignment or novation of this Agreement and all the Transactions, then the Pledgor's obligations to transfer Eligible Collateral under this Annex will immediately cease, and the Secured Party will, upon demand by the Pledgor, return to the Pledgor, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from the Pledgor.

     (viii) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer and maintenance of Eligible Collateral.

     (ix) Limit on Secured Party's Liability. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

     (x) Limited Responsibility of Trustee. The parties hereto acknowledge and agree that the Trustee shall have (a) no responsibility or liability for the validity or sufficiency of any Posted Collateral, (b) no duty or responsibility for determining when Posted Collateral is required to be provided by the Pledgor hereunder or the value of any Posted Collateral, and (c) no duty or obligation to realize upon any Posted Collateral in the event that any such collateral is required to be liquidated pursuant to this Agreement or to enforce the obligations of the issuer of any Posted Collateral.

                      [Signature page immediately follows]

     IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

THE BANK OF NEW YORK                                    BANC OF AMERICA FUNDING CORPORATION 2007-6
                                                        SUPPLEMENTAL INTEREST TRUST,
                                                        by Citibank, N.A., not in its individual capacity,
                                                        but solely as Supplemental Interest Trust Trustee

 By:     /s/ Stephen M. Lawler                          By:     /s/ John Hannon
     ------------------------------------------             -------------------------------------------
Name:  Stephen Lawler                                   Name:  John Hannon
Title: Managing Director                                Title: Vice President
Date:  July 31, 2007                                    Date:  July 31, 2007


                                   SCHEDULE 1A
                               ELIGIBLE COLLATERAL
                                     MOODY'S

Banc  of  America  Funding   Corporation  2007-6  Trust  Mortgage   Pass-Through
Certificates, Series 2007-6

Highest Rated Classes: A-1, A-2 and A-3 rated "Aaa" by Moody's and "AAA" by S&P.

Date  Certificates  will fall to  $50,000,000 or below:  Scheduled:  n/a Auction
Call: n/a.

Last Scheduled Payment Date of Transactions: Nos. 39475, 39489, 39499: December 25, 2012

Valuation Date (and Valuation Percentage column):  Daily

Moody's Valuation Percentage columns:

         * Column A sets out the percentage applicable when the Pledgor or any guarantor under a Qualified Guaranty has Limited Qualifying Ratings or Moody's Disqualifying Ratings and at least 30 Local Business Days have not elapsed since it did not have Moody's Limited Qualifying Ratings or Moody's Disqualifying Ratings.
         * Column B sets out the percentage applicable when the Pledgor or any guarantor under a Qualified Guaranty has Disqualifying Ratings and at least 30 Local Business Days have elapsed since it did not have Moody's Disqualifying Ratings.

 ----------------------------------------------------------------------------------------------------------------------
                                ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
 ----------------------------------------------------------------------------------------------------------------------
                             Eligible Collateral                   Remaining Years to Maturity   Valuation Percentage
                             (Cash or Securities)
 ----------- ----------------------------------------------------- ---------------------------- -----------------------
                                                                    More than:     Not more        Moody's (Daily)
                                                                                     than:
 ----------- ----------------------------------------------------- ------------- -------------- -----------------------
                                                                                                    A           B
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 A.          Cash:  U.S. Dollars in depositary account form                                        100%        100
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 B. Cash: [reserved]
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 C. Cash: [reserved]
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 D.          Floating-rate     U.S.     Treasury      Securities:                                  100%        99%
             Floating-rate  negotiable debt obligations issued by
             the U.S.  Treasury  Department  after July 18,  1984
             ("Floating-rate Treasuries") (all maturities)
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 E.          U.S.  Treasury  Securities:   Fixed-rate  negotiable       0              1           100%        100%
             debt  obligations   issued  by  the  U.S.   Treasury
             Department   after   July  18,   1984   ("Fixed-rate
             Treasuries")
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 F.          Fixed-rate Treasuries                                      1              2           100%        99%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 G.          Fixed-rate Treasuries                                      2              3           100%        98%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 H.          Fixed-rate Treasuries                                      3              5           100%        97%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 I.          Fixed-rate Treasuries                                      5              7           100%        96%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 J.          Fixed-rate Treasuries                                      7             10           100%        94%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 K.          Fixed-rate Treasuries                                      10            20           100%        90%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 L.          Fixed-rate Treasuries                                      20            30           100%        88%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------


                                      1A-1

 ----------------------------------------------------------------------------------------------------------------------
                                ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
 ----------------------------------------------------------------------------------------------------------------------
 M.          Floating-rate   Agency   Securities:   Floating-rate      n/a            n/a          100%        98%
             negotiable debt obligations of the Federal National
             Mortgage Association (FNMA), Federal Home Loan Mortgage
             Corporation (FHLMC), Federal Home Loan Banks (FHLB),
             Federal Farm Credit Banks (FFCB), Tennessee Valley
             Authority (TVA) (collectively, "Floating-rate
             Agency Securities") (all maturities)
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 N.          Fixed-rate Agency Securities:  Fixed-rate negotiable       0              1           100%        99%
             debt  obligations of the Federal  National  Mortgage
             Association  (FNMA),   Federal  Home  Loan  Mortgage
             Corporation   (FHLMC),   Federal   Home  Loan  Banks
             (FHLB), Federal Farm Credit Banks (FFCB),  Tennessee
             Valley  Authority (TVA)  (collectively,  "Fixed-rate
             Agency Securities") issued after July 18, 1984
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 O.          Fixed-rate Agency Securities                               1              2           100%        99%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 P.          Fixed-rate Agency Securities                               2              3           100%        98%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 Q.          Fixed-rate Agency Securities                               3              5           100%        96%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 R.          Fixed-rate Agency Securities                               5              7           100%        93%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 S.          Fixed-rate Agency Securities                               7             10           100%        93%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 T.          Fixed-rate Agency Securities                               10            20           100%        89%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 U.          Fixed-rate Agency Securities                               20            30           100%        87%
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 V.          FHLMC    Certificates.     Mortgage    participation       *              *            *           *
             certificates  issued by FHLMC  evidencing  undivided
             interests or  participations  in pools of first lien
             conventional  or  FHA/VA  residential  mortgages  or
             deeds of trust,  guaranteed  by FHLMC,  issued after
             July 18,  1984 and having a  remaining  maturity  of
             not       more       than      1      year       and
             [1-2][2-3][3-5][5-7][7-10][10-20][20-]  and not more
             than 30 years
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 W.          FNMA  Certificates.   Mortgage-backed   pass-through       *              *            *           *
             certificates  issued  by FNMA  evidencing  undivided
             interests in pools of first lien  mortgages or deeds
             of trust on  residential  properties,  guaranteed by
             FNMA,  issued  after  July  18,  1984  and  having a
             remaining  maturity  of not  more  than  1 year  and
             [1-2][2-3][3-5][5-7][7-10][10-20][20-]  and not more
             than 30 years.
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------


                                      1A-2

 ----------------------------------------------------------------------------------------------------------------------
                                ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
 ----------------------------------------------------------------------------------------------------------------------
 X.          GNMA  Certificates.   Mortgage-backed   pass-through       *              *            *           *
             certificates issued by private entities, evidencing
             undivided interests in pools of first lien mortgages or
             deeds of trust on single family residences, guaranteed
             by the Government National Mortgage Association (GNMA)
             with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of
             not more than 1 year and [1-2][2-3][3-5][5-7][7-10][10-20]
             [20-] and not more than 30 years.
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 Y.          Commercial  Mortgage-Backed   Securities.   Floating       *              *            *           *
             rate  commercial  mortgage-backed  securities  rated
             AAA by two major rating  agencies  (including S&P if
             S&P is a Rating  Agency  hereunder)  with a  minimum
             par  or  face  amount  of  $250  million  (excluding
             securities  issued  under  Rule  144A)  ("Commercial
             Mortgage-Backed   Securities")  having  a  remaining
             maturity    of   not   more    than   1   year   and
             [1-2][2-3][3-5][5-7][7-10][10-20][20-]  and not more
             than 30 years.
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 Z.          Commercial Paper.  Commercial Paper with a rating of      n/a            n/a           *           *
             at least  P-1 by  Moody's  and at least  A-1+ by S&P
             and having a remaining  maturity of not more than 30
             days.
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------
 AA.         Other  Items  of  Credit  Support  approved  by  the       *              *            *           *
             Rating Agencies to the extent any  Certificates  are
             rated.
 ----------- ----------------------------------------------------- ------------- -------------- ----------- -----------

* Zero, or such other valuation percentages as supplied or published by Moody's, in respect of which Moody's has delivered a ratings confirmation.







                                      1A-3

                                   SCHEDULE 1B
                               ELIGIBLE COLLATERAL
                                       S&P

Banc  of  America  Funding   Corporation  2007-6  Trust  Mortgage   Pass-Through
Certificates, Series 2007-6

Highest Rated Classes: A-1, A-2 and A-3 rated "Aaa" by Moody's and "AAA" by S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Scheduled: n/a Auction Call: n/a.

Last Scheduled Payment Date of Transactions: Nos. 39475, 39489, 39499: December 25, 2012

Valuation Date (and Valuation Percentage column):  Daily

S&P Valuation Percentage columns:
         * Column A sets out the percentage applicable when the Pledgor or any guarantor under a Qualified Guaranty has S&P Limited Qualifying Ratings.
         * Column B sets out the percentage applicable when the Pledgor or any guarantor under a Qualified Guaranty has S&P Disqualifying Ratings.

 ---------------------------------------------------------------------------------------------------------------------
                                  ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 ---------- -------------------------------------------------------- ------------------------- -----------------------
                              Eligible Collateral                       Remaining Years to      Valuation Percentage
                             (Cash or Securities)                            Maturity
 ---------- -------------------------------------------------------- --------- --------------- -----------------------
                                                                     More      Not more than:       S&P (Daily)
                                                                      than:
 ---------- -------------------------------------------------------- --------- --------------- -----------------------
                                                                                                   A           B
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 A.         Cash:  U.S. Dollars in depositary account form             n/a          n/a           100%       80.0%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 B. Cash: [reserved]
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 C. Cash: [reserved]
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 D.         Floating-rate U.S. Treasury  Securities:  Floating-rate    n/a          n/a           n/a         n/a
            negotiable   debt   obligations   issued  by  the  U.S.
            Treasury  Department  after  July 18,  1984  ("Floating
            Rate Treasuries") (all maturities)
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 E.         Fixed-rate   U.S.   Treasury   Securities:   Fixed-rate     0            1           98.9%       79.1%
            negotiable   debt   obligations   issued  by  the  U.S.
            Treasury  Department  after July 18, 1984  ("Fixed-rate
            Treasuries")
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 F.         Fixed-rate Treasuries                                       1            2           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 G.         Fixed-rate Treasuries                                       2            3           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 H.         Fixed-rate Treasuries                                       3            5           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 I.         Fixed-rate Treasuries                                       5            7           93.7%       75.0%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 J.         Fixed-rate Treasuries                                       7            10          92.6%       74.1%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 K.         Fixed-rate Treasuries                                       10           20          91.1%       72.9%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 L.         Fixed-rate Treasuries                                       20           30          88.6%       70.9%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 M.         Floating-rate    Agency    Securities:    Floating-rate    n/a          n/a            *           *
            negotiable debt obligations of the Federal National
            Mortgage Association (FNMA), Federal Home Loan Mortgage
            Corporation (FHLMC), Federal Home Loan Banks (FHLB),
            Federal Farm Credit Banks (FFCB), Tennessee Valley
            Authority (TVA) (collectively, "Floating-rate
            Agency Securities") (all maturities)
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------


                                      1B-1

 ---------------------------------------------------------------------------------------------------------------------
                                  ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 ---------- -------------------------------------------------------- ------------------------- -----------------------
 N.         Fixed-rate  Agency  Securities:  fixed-rate  negotiable     0            1           98.5%       78.8%
            debt  obligations  of  the  Federal  National  Mortgage
            Association   (FNMA),   Federal   Home  Loan   Mortgage
            Corporation  (FHLMC),  Federal Home Loan Banks  (FHLB),
            Federal  Farm Credit  Banks  (FFCB),  Tennessee  Valley
            Authority (TVA) (collectively, "Fixed-rate Agency
            Securities") issued after July 18, 1984
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 O.         Fixed-rate Agency Securities                                1            2           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 P.         Fixed-rate Agency Securities                                2            3           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 Q.         Fixed-rate Agency Securities                                3            5           98.0%       78.4%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 R.         Fixed-rate Agency Securities                                5            7           92.6%       74.1%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 S.         Fixed-rate Agency Securities                                7            10          92.6%       74.1%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 T.         Fixed-rate Agency Securities                                10           20          87.7%       70.2%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 U.         Fixed-rate Agency Securities                                20           30          84.4%       67.5%
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 V.         FHLMC     Certificates.      Mortgage     participation     *            *             *           *
            certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional
            or FHA/VA residential mortgages or deeds of trust,
            guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 1 year and [1-2]
            [2-3][3-5][5-7][7-10][10-20][20-] and not more than
            30 years
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 W.         FNMA   Certificates.    Mortgage-backed    pass-through     *            *             *           *
            certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on
            residential properties, guaranteed by FNMA, issued after
            July 18, 1984 and having a remaining maturity of not more
            than 1 year and [1-2][2-3][3-5][5-7][7-10][10-20][20-]
            and not more than 30 years
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 X.         GNMA   Certificates.    Mortgage-backed    pass-through     *            *             *           *
            certificates issued by private entities, evidencing
            undivided interests in pools of first lien mortgages or
            deeds of trust on single family residences, guaranteed
            by the Government National Mortgage Association (GNMA)
            with the full faith and credit of the United States,
            issued after July 18, 1984 and having a remaining
            maturity of not more than 1 year and [1-2][2-3][3-5]
            [5-7][7-10][10-20][20-] and not more than 30 years
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------


                                      1B-2

 ---------------------------------------------------------------------------------------------------------------------
                                  ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 ---------- -------------------------------------------------------- ------------------------- -----------------------
 Y.         Commercial  Mortgage-Backed  Securities.  Floating rate     *            *             *           *
            commercial  mortgage-backed securities rated AAA by two
            major  rating  agencies  (including  S&P  if  S&P  is a
            Rating  Agency  hereunder)  with a minimum  par or face
            amount of $250  million  (excluding  securities  issued
            under   Rule   144A)    ("Commercial    Mortgage-Backed
            Securities")  having a  remaining  maturity of not more
            than 1 year and  [1-2][2-3][3-5][5-7][7-10][10-20][20-]
            and not more than 30 years
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 Z.         Commercial Paper.  Commercial Paper with a rating of at    n/a          n/a            *           *
            least  P-1 by  Moody's  and at  least  A-1+  by S&P and
            having a remaining maturity of not more than 30 days
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------
 AA.        Other Items of Credit Support approved by the Rating                                   *           *
            Agencies to the extent any Certificates are rated
 ---------- -------------------------------------------------------- --------- --------------- ----------- -----------

* Zero, or such other valuation percentages as supplied or published by S&P, in respect of which S&P has delivered a ratings confirmation.

In addition to (and if not set forth in) the foregoing table, the following items will constitute Eligible Collateral, at the valuation percentages indicated (weekly valuation basis) or to be supplied or as published by S&P (daily valuation basis):

---------------------------------------------------------------------------------------------------------------------

Other Eligible Collateral and Valuation Percentages (S&P)
---------------------------------------------------------------------------------------------------------------------
                       Eligible Collateral                            Remaining Years to      Valuation Percentage
                      (Cash and Securities)                                Maturity                 (Daily)
---------------------------------------------------------------------------------------------------------------------
                                                                   More than:   Not more         A            B
                                                                                  than:
---------------------------------------------------------------------------------------------------------------------
A. Cash * *
---------------------------------------------------------------------------------------------------------------------
B.         Category No. 1: `AAA' covered bonds  (floating),  `AAA'     1            2            *            *
           sovereign  bonds  (floating),  `AAA',  `AA' credit card
           ABS (floating),  `AAA',  `AA' auto ABS (floating),  and
           `AAA' U.S. student loan ABS (floating)
---------------------------------------------------------------------------------------------------------------------
C.          Category No. 1:                                             2           3             *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
D.          Category No. 1:                                             3           5             *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
E.          Category No. 1:                                             5           7             *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
F.          Category No. 1:                                             7           10            *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
G.          Category No. 1:                                            10           20            *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
H.          Category No. 1:                                            20           30            *           *
----------- ------------------------------------------------------- ---------- ------------- ------------ -----------
I.         Category  No. 2: 'AAA'  covered  bonds  (fixed),  'AAA'     1            2            *            *
           sovereign   bonds   (fixed),   'A'   credit   card  ABS
           (floating),   'A'  auto  ABS  (floating),   'AAA'  CMBS
           (floating),   'AAA'  CDO  (floating)   'AA',  'A'  U.S.
           student loan ABS  (floating),  and 'AAA, 'AA' corporate
           bonds (fixed or floating)
---------------------------------------------------------------------------------------------------------------------


                                      1B-3

---------------------------------------------------------------------------------------------------------------------
J.         Category No. 1:                                             2            3            *            *
---------------------------------------------------------------------------------------------------------------------
K.         Category No. 1:                                             3            5            *            *
---------------------------------------------------------------------------------------------------------------------
L.         Category No. 1:                                             5            7            *            *
---------------------------------------------------------------------------------------------------------------------
M.         Category No. 1:                                             7           10            *            *
---------------------------------------------------------------------------------------------------------------------
N.         Category No. 1:                                             10          20            *            *
---------------------------------------------------------------------------------------------------------------------
O.         Category No. 1:                                             20          30            *            *
---------------------------------------------------------------------------------------------------------------------
P.         Category  No.  3:  'BBB'  credit  card ABS  (floating),     1            2            *            *
           'BBB' auto ABS  (floating),  AA',  'A' CDO  (floating),
           'BBB'  U.S.  student  loan  ABS  (floating),   and  'A'
           corporate bonds (fixed or floating)
---------------------------------------------------------------------------------------------------------------------
Q.         Category No. 1:                                             2            3            *            *
---------------------------------------------------------------------------------------------------------------------
R.         Category No. 1:                                             3            5            *            *
---------------------------------------------------------------------------------------------------------------------
S.         Category No. 1:                                             5            7            *            *
---------------------------------------------------------------------------------------------------------------------
T.         Category No. 1:                                             7           10            *            *
---------------------------------------------------------------------------------------------------------------------
U.         Category No. 1:                                             10          20            *            *
---------------------------------------------------------------------------------------------------------------------
V.         Category No. 1:                                             20          30            *            *
---------------------------------------------------------------------------------------------------------------------

* Zero, or such other valuation percentages as supplied or published by S&P, in respect of which S&P has delivered a ratings confirmation.







                                      1B-4

                                   SCHEDULE 2
                     MOODY'S INDEPENDENT AMOUNT PERCENTAGES

Banc  of  America  Funding   Corporation  2007-6  Trust  Mortgage   Pass-Through
Certificates, Series 2007-6

Highest  Rated  Classes:  A-1, A-2 and A-3 rated "Aaa" by Moody's,  and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Scheduled: n/a Auction Call: n/a.

Last Scheduled Payment Date of Transactions: Nos. 39475, 39489, 39499: December 25, 2012

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount:

* Column A: LIMITED QUALIFYING RATINGS INDEPENDENT AMOUNT PERCENTAGE:

     The percentage to be used when the Pledgor or the guarantor under any Qualified Guaranty has Moody's Limited Qualifying Ratings and either (i) it does not have Moody's Disqualifying Ratings Event, or (ii) less than 30 Local Business Days have elapsed since it did not have Moody's Disqualifying Ratings.

* Column B: DISQUALIFYING RATINGS INDEPENDENT AMOUNT PERCENTAGE (TRANSACTION SPECIFIC HEDGES):

     The percentage to be used when the Pledgor or any guarantor under a Qualified Guaranty has Moody's Disqualifying and at least 30 Local Business Days have elapsed since it did not have Moody's Disqualifying Ratings, with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is "balance guaranteed" or, for any Calculation Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a "Transaction-Specific Hedge").

* Column C: DISQUALIFYING RATINGS INDEPENDENT AMOUNT PERCENTAGE (NON-TRANSACTION SPECIFIC HEDGES):

     The percentage to be used when the Pledgor or the guarantor under any Qualified Guaranty has Moody's Disqualifying Ratings and at least 30 Local Business Days have elapsed since it did not have Moody's Disqualifying Ratings, with respect to any Transaction that is not a Transaction-Specific Hedge.

-------------------------------------- --------------------------------------------------
Weighted Average Life of Transaction        Moody's Independent Amount Percentages
              in Years
-------------------------------------- --------------------------------------------------
   More than         Not more than            A                B                C
----------------- -------------------- ---------------- ---------------- ----------------
       0                   1                0.15%            0.65%            0.50%
----------------- -------------------- ---------------- ---------------- ----------------
       1                   2                0.30%            1.30%            1.00%
----------------- -------------------- ---------------- ---------------- ----------------
       2                   3                0.40%            1.90%            1.50%
----------------- -------------------- ---------------- ---------------- ----------------
       3                   4                0.60%            2.50%            1.90%
----------------- -------------------- ---------------- ---------------- ----------------
       4                   5                0.70%            3.10%            2.40%
----------------- -------------------- ---------------- ---------------- ----------------
       5                   6                0.80%            3.60%            2.80%
----------------- -------------------- ---------------- ---------------- ----------------
       6                   7                1.00%            4.20%            3.20%
----------------- -------------------- ---------------- ---------------- ----------------
       7                   8                1.10%            4.70%            3.60%
----------------- -------------------- ---------------- ---------------- ----------------
       8                   9                1.20%            5.20%            4.00%
----------------- -------------------- ---------------- ---------------- ----------------
       9                  10                1.30%            5.70%            4.40%
----------------- -------------------- ---------------- ---------------- ----------------
      10                  11                1.40%            6.10%            4.70%
----------------- -------------------- ---------------- ---------------- ----------------
      11                  12                1.50%            6.50%            5.00%
----------------- -------------------- ---------------- ---------------- ----------------
      12                  13                1.60%            7.00%            5.40%
----------------- -------------------- ---------------- ---------------- ----------------

                                      2-1

----------------- -------------------- ---------------- ---------------- ----------------
      13                  14                1.70%            7.40%            5.70%
----------------- -------------------- ---------------- ---------------- ----------------
      14                  15                1.80%            7.80%            6.00%
----------------- -------------------- ---------------- ---------------- ----------------
      15                  16                1.90%            8.20%            6.30%
----------------- -------------------- ---------------- ---------------- ----------------
      16                  17                2.00%            8.60%            6.60%
----------------- -------------------- ---------------- ---------------- ----------------
      17                  18                2.00%            9.00%            6.90%
----------------- -------------------- ---------------- ---------------- ----------------
      18                  19                2.00%            9.40%            7.20%
----------------- -------------------- ---------------- ---------------- ----------------
      19                  20                2.00%            9.70%            7.50%
----------------- -------------------- ---------------- ---------------- ----------------
      20                  21                2.00%           10.00%            7.80%
----------------- -------------------- ---------------- ---------------- ----------------
      21                  22                2.00%           10.00%            8.00%
----------------- -------------------- ---------------- ---------------- ----------------
      22                  30                2.00%           10.00%
----------------- -------------------- ---------------- ---------------- ----------------





                                      2-2

                              NOVATION CONFIRMATION


DATE:             July 31, 2007

To: The Banc of America Funding Corporation 2007-6 Supplemental Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee
                  Phone #: 212-816-5693
                  Fax #: 212-816-5527
                  Attn: Structured Finance Agency Trust - Banc of America Funding Corporation 2007-6

To:                      Bank of America, N.A.
                  Fax #: 44 207 174 6481
                  Attn: Swap Documentation Group

From:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5103
                  Fax #:  212-804-5818/5837
                  Email: irdsuppdocs@bankofny.com

RE:               Novation Transaction

Transaction Reference Number:       39475
================================================================================
=

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

     1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

     2.  The  terms  of  the  Novation   Transaction   to  which  this  Novation
Confirmation relates are as follows:

                                       1
BNY Ref No. 39475

Novation Date:                       July 31, 2007

Novated Amount:                                        The full Notional  Amount
                                     specified   as  of  the  relevant  date  in
                                     Schedule  I of the New Confirmation.

Transferor:                                            Bank      of     America,
                                     N.A.

Transferee:                          Counterparty

Remaining Party:                     BNY

New Agreement (between
Transferee and
Remaining Party):                    July 31, 2007

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

---------------------------------------------------------------------
Transaction Reference Number                            39475
---------------------------------------------------------------------
Trade Date                                          June 18, 2007
---------------------------------------------------------------------
Effective Date                                      July 31, 2007
---------------------------------------------------------------------
Termination Date                                  December 25, 2012
---------------------------------------------------------------------
Fixed Rate                                              5.492%
---------------------------------------------------------------------


4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Annex A.

Full First Calculation Period:                        Applicable

5.  The  parties  confirm  their   acceptance  to  be  bound  by  this  Novation
Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

6. Transferor and Transferee agree to the following: (a) the sole recourse in respect of the obligations of Transferee hereunder shall be to the Supplemental Interest Trust, (b) Citibank, N.A. is entering into the Novation Confirmation solely in its capacity as Supplemental Interest Trust Trustee on behalf of Supplemental Interest Trust and not in its individual capacity as directed under the Pooling and Servicing Agreement and (c) in no case shall Citibank, N.A. (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Transferee under the terms of the Novation Confirmation, all such liability, if any, being expressly waived by Transferor and any person claiming by, through or under Transferor.


                                       2
BNY Ref No. 39475

THE BANK OF NEW YORK                      BANK OF AMERICA, N.A.


By:  .../s/ Andrew Swartz    .........    By:  .../s/ Bruce W. Good
 Name:  Andrew Swartz                     Name:      Bruce W. Good
 Title:  Vice President                   Title:     Principal
 Date:   July 31, 2007                    Date:      July 31, 2007




THE BANC OF AMERICA FUNDING CORPORATION 2007-6 SUPPLEMENTAL INTEREST TRUST BY CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE


By:  ....../s/ John Hannon...
Name:           John Hannon
Title:          Vice President
Date:           July 31, 2007

                                       3
BNY Ref No. 39475

Annex A
                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                  CONFIRMATION

DATE:     July 31, 2007

TO:                The Banc of America Funding  Corporation 2007-6  Supplemental
          Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee Phone #: 212-816-5693
          Fax #: 212-816-5527

ATTN:              Structured Finance Agency Trust -  Banc  of  America  Funding
          Corporation 2007-6

FROM:     The Bank of New York ("BNY")
          Derivative Products Support Department
          32 Old Slip, 16th Floor
          New York, New York 10286
          Attn:  Swap Confirmation Dept.
          Phone #: 212-804-5163/5161/5103
          Fax #:  212-804-5818/5837
          Email: irdsuppdocs@bankofny.com

RE:       Transaction Reference Number: 39475

================================================================================
=

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                                       4
BNY Ref No. 39475

Notional Amount:                    The  amount  set  forth  on the  Schedule  I
                      attached  hereto  for  such Calculation Period

Effective Date:       July 31, 2007

Termination Date:                   December    25,       2012,     subject   to
                      adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

FIXED AMOUNTS

Fixed Rate Payer:     Counterparty

Fixed Rate Payer
Payment Dates:                      The     25th   day of each month,  beginning
                      on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment for Period End Dates.

Fixed Rate:           5.492%

Fixed Rate Day Count
Fraction:             30/360


FLOATING AMOUNTS

Floating Rate Payer:  BNY

Floating Rate Payer
Period End Dates:                  The 25th day  of  each  month,  beginning  on
                      August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer
Payment Dates:                     Early  Payment  shall  be   applicable.   The
                      Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate for
initial Calculation
Period:               5.32%

Floating Rate Option: USD-LIBOR-BBA

                                       5
BNY Ref No. 39475

Designated Maturity:  1 month

Spread:               None

Floating Rate Day
Count Fraction:       Actual/360

Reset Dates:                        The first   day    of    each    Calculation
                      Period

Compounding:          Inapplicable


ADDITIONAL TERMS

Business Days:        New York

Calculation Agent:    BNY


Payment Instructions:
   When remitting funds
   to us, please pay: The Bank of New York
                      Derivative Products Support Department
                      ABA #:  021000018
                      Account #:  890-0068-175
                      Reference:  Interest Rate Swaps

   We will pay you at:Citibank, N.A.
                      ABA #: 021000089
                      Account #: 3617-2242
                      Ref: BAFC 07-6 Swap A/C
                      Astra A/C #: 106873



                                       6
BNY Ref No. 39475

                                   Schedule I

            (all such dates subject to No Adjustment with respect to
               Fixed Rate Payer Period End Dates and adjustment in
              accordance with the Following Business Day Convention
              with respect to Floating Rate Payer Period End Dates)

---------------------------- ---------------------- ----------------------------
    From and including         To but excluding        Notional Amount (in USD)
---------------------------- ---------------------- ----------------------------
         31-Jul-07                 25-Aug-07                  205,726,000
---------------------------- ---------------------- ----------------------------
         25-Aug-07                 25-Sep-07                  203,039,488
---------------------------- ---------------------- ----------------------------
         25-Sep-07                 25-Oct-07                  199,989,942
---------------------------- ---------------------- ----------------------------
         25-Oct-07                 25-Nov-07                  196,586,746
---------------------------- ---------------------- ----------------------------
         25-Nov-07                 25-Dec-07                  192,840,647
---------------------------- ---------------------- ----------------------------
         25-Dec-07                 25-Jan-08                  188,764,564
---------------------------- ---------------------- ----------------------------
         25-Jan-08                 25-Feb-08                  184,373,949
---------------------------- ---------------------- ----------------------------
         25-Feb-08                 25-Mar-08                  179,685,912
---------------------------- ---------------------- ----------------------------
         25-Mar-08                 25-Apr-08                  174,720,261
---------------------------- ---------------------- ----------------------------
         25-Apr-08                 25-May-08                  169,503,017
---------------------------- ---------------------- ----------------------------
         25-May-08                 25-Jun-08                  164,078,843
---------------------------- ---------------------- ----------------------------
         25-Jun-08                 25-Jul-08                  158,610,430
---------------------------- ---------------------- ----------------------------
         25-Jul-08                 25-Aug-08                  153,337,513
---------------------------- ---------------------- ----------------------------
         25-Aug-08                 25-Sep-08                  148,259,247
---------------------------- ---------------------- ----------------------------
         25-Sep-08                 25-Oct-08                  143,368,458
---------------------------- ---------------------- ----------------------------
         25-Oct-08                 25-Nov-08                  138,658,238
---------------------------- ---------------------- ----------------------------
         25-Nov-08                 25-Dec-08                  134,121,931
---------------------------- ---------------------- ----------------------------
         25-Dec-08                 25-Jan-09                  129,753,128
---------------------------- ---------------------- ----------------------------
         25-Jan-09                 25-Feb-09                  125,545,654
---------------------------- ---------------------- ----------------------------
         25-Feb-09                 25-Mar-09                  121,493,563
---------------------------- ---------------------- ----------------------------
         25-Mar-09                 25-Apr-09                  117,591,128
---------------------------- ---------------------- ----------------------------
         25-Apr-09                 25-May-09                  113,832,830
---------------------------- ---------------------- ----------------------------
         25-May-09                 25-Jun-09                  110,213,356
---------------------------- ---------------------- ----------------------------
         25-Jun-09                 25-Jul-09                  106,727,588
---------------------------- ---------------------- ----------------------------
         25-Jul-09                 25-Aug-09                  103,370,595
---------------------------- ---------------------- ----------------------------
         25-Aug-09                 25-Sep-09                  100,137,629
---------------------------- ---------------------- ----------------------------
         25-Sep-09                 25-Oct-09                  97,024,116
---------------------------- ---------------------- ----------------------------
         25-Oct-09                 25-Nov-09                  94,025,652
---------------------------- ---------------------- ----------------------------
         25-Nov-09                 25-Dec-09                  91,137,993
---------------------------- ---------------------- ----------------------------
         25-Dec-09                 25-Jan-10                  88,357,052
---------------------------- ---------------------- ----------------------------
         25-Jan-10                 25-Feb-10                  85,678,893
---------------------------- ---------------------- ----------------------------
         25-Feb-10                 25-Mar-10                  83,099,725
---------------------------- ---------------------- ----------------------------
         25-Mar-10                 25-Apr-10                  80,615,895
---------------------------- ---------------------- ----------------------------
         25-Apr-10                 25-May-10                  78,223,887
---------------------------- ---------------------- ----------------------------
         25-May-10                 25-Jun-10                  75,920,313
---------------------------- ---------------------- ----------------------------
         25-Jun-10                 25-Jul-10                  73,701,910
---------------------------- ---------------------- ----------------------------
         25-Jul-10                 25-Aug-10                  71,565,535
---------------------------- ---------------------- ----------------------------
         25-Aug-10                 25-Sep-10                  68,785,934
---------------------------- ---------------------- ----------------------------
         25-Sep-10                 25-Oct-10                  63,734,179
---------------------------- ---------------------- ----------------------------
         25-Oct-10                 25-Nov-10                  58,869,262
---------------------------- ---------------------- ----------------------------


                                       7
BNY Ref No. 39475

---------------------------- ---------------------- ----------------------------
         25-Nov-10                 25-Dec-10                  55,796,410
---------------------------- ---------------------- ----------------------------
         25-Dec-10                 25-Jan-11                  53,727,031
---------------------------- ---------------------- ----------------------------
         25-Jan-11                 25-Feb-11                  51,734,207
---------------------------- ---------------------- ----------------------------
         25-Feb-11                 25-Mar-11                  49,815,110
---------------------------- ---------------------- ----------------------------
         25-Mar-11                 25-Apr-11                  47,967,020
---------------------------- ---------------------- ----------------------------
         25-Apr-11                 25-May-11                  46,187,314
---------------------------- ---------------------- ----------------------------
         25-May-11                 25-Jun-11                  44,473,468
---------------------------- ---------------------- ----------------------------
         25-Jun-11                 25-Jul-11                  42,823,049
---------------------------- ---------------------- ----------------------------
         25-Jul-11                 25-Aug-11                  41,233,716
---------------------------- ---------------------- ----------------------------
         25-Aug-11                 25-Sep-11                  39,703,212
---------------------------- ---------------------- ----------------------------
         25-Sep-11                 25-Oct-11                  38,229,365
---------------------------- ---------------------- ----------------------------
         25-Oct-11                 25-Nov-11                  36,810,082
---------------------------- ---------------------- ----------------------------
         25-Nov-11                 25-Dec-11                  35,443,347
---------------------------- ---------------------- ----------------------------
         25-Dec-11                 25-Jan-12                  34,127,219
---------------------------- ---------------------- ----------------------------
         25-Jan-12                 25-Feb-12                  32,859,829
---------------------------- ---------------------- ----------------------------
         25-Feb-12                 25-Mar-12                  31,601,498
---------------------------- ---------------------- ----------------------------
         25-Mar-12                 25-Apr-12                  30,363,240
---------------------------- ---------------------- ----------------------------
         25-Apr-12                 25-May-12                  29,170,829
---------------------------- ---------------------- ----------------------------
         25-May-12                 25-Jun-12                  28,022,591
---------------------------- ---------------------- ----------------------------
         25-Jun-12                 25-Jul-12                  26,916,892
---------------------------- ---------------------- ----------------------------
         25-Jul-12                 25-Aug-12                  25,852,161
---------------------------- ---------------------- ----------------------------
         25-Aug-12                 25-Sep-12                  24,826,883
---------------------------- ---------------------- ----------------------------
         25-Sep-12                 25-Oct-12                  23,839,600
---------------------------- ---------------------- ----------------------------
         25-Oct-12                 25-Nov-12                  22,888,907
---------------------------- ---------------------- ----------------------------
         25-Nov-12                 25-Dec-12                  21,973,452
---------------------------- ---------------------- ----------------------------



                                       8
BNY Ref No. 39475

                              NOVATION CONFIRMATION


DATE:      July 31, 2007

To: The Banc of America Funding Corporation 2007-6 Supplemental Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee
           Phone #: 212-816-5693
           Fax #: 212-816-5527
           Attn: Structured Finance Agency Trust - Banc of America Funding Corporation 2007-6

To:                 Bank of America, N.A.
           Fax #: 44 207 174 6481
           Attn: Swap Documentation Group

From:      The Bank of New York ("BNY")
           Derivative Products Support Department
           32 Old Slip, 16th Floor
           New York, New York 10286
           Attn:  Swap Confirmation Dept.
           Phone #: 212-804-5163/5103
           Fax #:  212-804-5818/5837
           Email: irdsuppdocs@bankofny.com

RE:        Novation Transaction

Transaction Reference Number:       39489
================================================================================
=

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

     1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

     2.  The  terms  of  the  Novation   Transaction   to  which  this  Novation
Confirmation relates are as follows:


                                       1
BNY Ref No. 39489

Novation Date:                  July 31, 2007
Novated Amount:                                         The full Notional Amount
                                specified    as    of  the   relevant   date  in
                                Schedule   I  of  the  New Confirmation.

Transferor:                                             Bank     of     America,
                                N.A.

Transferee:                     Counterparty

Remaining Party:                BNY

New Agreement (between
Transferee and
Remaining Party):               July 31, 2007

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

----------------------------------------------------------------------
Transaction Reference Number                            39489
----------------------------------------------------------------------
Trade Date                                          June 19, 2007
----------------------------------------------------------------------
Effective Date                                      July 31, 2007
----------------------------------------------------------------------
Termination Date                                  December 25, 2012
----------------------------------------------------------------------
Fixed Rate                                             5.4050%
----------------------------------------------------------------------


4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Annex A.

Full First Calculation Period:                        Applicable

5.  The  parties  confirm  their   acceptance  to  be  bound  by  this  Novation
Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

6. Transferor and Transferee agree to the following: (a) the sole recourse in respect of the obligations of Transferee hereunder shall be to the Supplemental Interest Trust, (b) Citibank, N.A. is entering into the Novation Confirmation solely in its capacity as Supplemental Interest Trust Trustee on behalf of Supplemental Interest Trust and not in its individual capacity as directed under the Pooling and Servicing Agreement and (c) in no case shall Citibank, N.A. (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Transferee under the terms of the Novation Confirmation, all such liability, if any, being expressly waived by Transferor and any person claiming by, through or under Transferor.


                                       2
BNY Ref No. 39489

THE BANK OF NEW YORK                   BANK OF AMERICA, N.A.


By:  .../s/ Andrew Swartz  .........   By:  .../s/ Bruce W. Good
 Name:  Andrew Swartz                  Name:        Bruce W. Good
 Title:  Vice President                Title:       Principal
 Date:   July 31, 2007                 Date:        July 31, 2007




THE BANC OF AMERICA FUNDING CORPORATION 2007-6 SUPPLEMENTAL INTEREST TRUST BY CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE


By:  ....../s/ John Hannon...
Name:           John Hannon
Title:          Vice President
Date:           July 31, 2007











                                       3
BNY Ref No. 39489

Annex A
                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                  CONFIRMATION

DATE:             July 31, 2007

TO:                        The  Banc  of  America  Funding  Corporation   2007-6
                  Supplemental Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee
                  Phone #: 212-816-5693
                  Fax #: 212-816-5527

ATTN:                      Structured Finance Agency Trust  -  Banc  of  America
                  Funding Corporation 2007-6

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: irdsuppdocs@bankofny.com

RE:               Transaction Reference Number: 39489

================================================================================
=

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


                                       4
BNY Ref No. 39489

Notional Amount:                                     The  amount  set  forth  on
                                        the Schedule I attached hereto for such Calculation Period

Effective Date:                         July 31, 2007

Termination Date:                                    December 25, 2012,  subject
                                        to adjustment in   accordance  with  the
                                        Following   Business   Day   Convention;
                                        provided,   however,   that   for    the
                                        purpose of determining the  final  Fixed
                                        Rate Payer Period End Date,  Termination
                                        Date shall be subject to No Adjustment.

FIXED AMOUNTS

Fixed Rate Payer:                       Counterparty

Fixed Rate Payer
Payment Dates:                                       The 25th day of each month,
                                        beginning on   August   25,   2007   and
                                        ending on the  Termination Date, subject
                                        to  adjustment in  accordance with   the
                                        Following Business Day Convention   with
                                        No Adjustment for Period End Dates.

Fixed Rate:                             5.4050%

Fixed Rate Day Count
Fraction:                               30/360


FLOATING AMOUNTS

Floating Rate Payer:                    BNY

Floating Rate Payer
Period End Dates:                                   The 25th day of each  month,
                                        beginning on August 25, 2007 and  ending
                                        on  the  Termination  Date,  subject  to
                                        adjustment   in     accordance  with the
                                        Following Business Day Convention

Floating Rate Payer
Payment Dates:                                      Early   Payment   shall   be
                                        applicable.  The  Floating    Rate Payer
                                        Payment Date shall be two  (2)  Business
                                        Days  preceding each Floating Rate Payer
                                        Period End Date.

Floating Rate for initial
Calculation Period:                     5.32%

Floating Rate Option:                   USD-LIBOR-BBA


                                       5
BNY Ref No. 39489

Designated Maturity:                    1 month

Spread:                                 None

Floating Rate Day Count
Fraction:                               Actual/360

Reset Dates:                                        The   first  day   of   each
                                        Calculation Period

Compounding:                            Inapplicable


ADDITIONAL TERMS

Business Days:                          New York

Calculation Agent:                      BNY


Payment Instructions:
         When remitting funds
         to us, please pay:             The Bank of New York
                                        Derivative Products Support Department
                                        ABA #:  021000018
                                        Account #: 890-0068-175
                                        Reference: Interest Rate Swaps

         We will pay you at:            Citibank, N.A.
                                        ABA #: 021000089
                                        Account #: 3617-2242
                                        Ref: BAFC 07-6 Swap A/C
                                        Astra A/C #: 106873





                                       6
BNY Ref No. 39489

                                   Schedule I

 (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

----------------------- ------------------ ----------------------------
  From and including    To but excluding    Notional Amount (in USD)
----------------------- ------------------ ----------------------------
      31-Jul-07             25-Aug-07              80,000,000
----------------------- ------------------ ----------------------------
      25-Aug-07             25-Sep-07              78,778,858
----------------------- ------------------ ----------------------------
      25-Sep-07             25-Oct-07              77,392,701
----------------------- ------------------ ----------------------------
      25-Oct-07             25-Nov-07              75,845,794
----------------------- ------------------ ----------------------------
      25-Nov-07             25-Dec-07              74,143,021
----------------------- ------------------ ----------------------------
      25-Dec-07             25-Jan-08              72,290,256
----------------------- ------------------ ----------------------------
      25-Jan-08             25-Feb-08              70,294,522
----------------------- ------------------ ----------------------------
      25-Feb-08             25-Mar-08              68,163,596
----------------------- ------------------ ----------------------------
      25-Mar-08             25-Apr-08              65,906,482
----------------------- ------------------ ----------------------------
      25-Apr-08             25-May-08              63,535,008
----------------------- ------------------ ----------------------------
      25-May-08             25-Jun-08              61,069,474
----------------------- ------------------ ----------------------------
      25-Jun-08             25-Jul-08              58,583,832
----------------------- ------------------ ----------------------------
      25-Jul-08             25-Aug-08              56,187,052
----------------------- ------------------ ----------------------------
      25-Aug-08             25-Sep-08              53,878,749
----------------------- ------------------ ----------------------------
      25-Sep-08             25-Oct-08              51,655,663
----------------------- ------------------ ----------------------------
      25-Oct-08             25-Nov-08              49,514,654
----------------------- ------------------ ----------------------------
      25-Nov-08             25-Dec-08              47,452,696
----------------------- ------------------ ----------------------------
      25-Dec-08             25-Jan-09              45,466,876
----------------------- ------------------ ----------------------------
      25-Jan-09             25-Feb-09              43,554,388
----------------------- ------------------ ----------------------------
      25-Feb-09             25-Mar-09              41,712,529
----------------------- ------------------ ----------------------------
      25-Mar-09             25-Apr-09              39,938,694
----------------------- ------------------ ----------------------------
      25-Apr-09             25-May-09              38,230,377
----------------------- ------------------ ----------------------------
      25-May-09             25-Jun-09              36,585,162
----------------------- ------------------ ----------------------------
      25-Jun-09             25-Jul-09              35,000,722
----------------------- ------------------ ----------------------------
      25-Jul-09             25-Aug-09              33,474,816
----------------------- ------------------ ----------------------------
      25-Aug-09             25-Sep-09              32,005,286
----------------------- ------------------ ----------------------------
      25-Sep-09             25-Oct-09              30,590,053
----------------------- ------------------ ----------------------------
      25-Oct-09             25-Nov-09              29,227,115
----------------------- ------------------ ----------------------------
      25-Nov-09             25-Dec-09              27,914,542
----------------------- ------------------ ----------------------------
      25-Dec-09             25-Jan-10              26,650,478
----------------------- ------------------ ----------------------------
      25-Jan-10             25-Feb-10              25,433,133
----------------------- ------------------ ----------------------------
      25-Feb-10             25-Mar-10              24,260,784
----------------------- ------------------ ----------------------------
      25-Mar-10             25-Apr-10              23,131,770
----------------------- ------------------ ----------------------------
      25-Apr-10             25-May-10              22,044,494
----------------------- ------------------ ----------------------------
      25-May-10             25-Jun-10              20,997,415
----------------------- ------------------ ----------------------------
      25-Jun-10             25-Jul-10              19,989,050
----------------------- ------------------ ----------------------------
      25-Jul-10             25-Aug-10              19,017,971
----------------------- ------------------ ----------------------------
      25-Aug-10             25-Sep-10              19,017,971
----------------------- ------------------ ----------------------------
      25-Sep-10             25-Oct-10              19,017,971
----------------------- ------------------ ----------------------------
      25-Oct-10             25-Nov-10              19,017,971
----------------------- ------------------ ----------------------------
      25-Nov-10             25-Dec-10              18,563,513
----------------------- ------------------ ----------------------------


                                       7
BNY Ref No. 39489

      25-Dec-10             25-Jan-11              17,875,028
----------------------- ------------------ ----------------------------
      25-Jan-11             25-Feb-11              17,212,014
----------------------- ------------------ ----------------------------
      25-Feb-11             25-Mar-11              16,573,529
----------------------- ------------------ ----------------------------
      25-Mar-11             25-Apr-11              15,958,668
----------------------- ------------------ ----------------------------
      25-Apr-11             25-May-11              15,366,558
----------------------- ------------------ ----------------------------
      25-May-11             25-Jun-11              14,796,360
----------------------- ------------------ ----------------------------
      25-Jun-11             25-Jul-11              14,247,264
----------------------- ------------------ ----------------------------
      25-Jul-11             25-Aug-11              13,718,492
----------------------- ------------------ ----------------------------
      25-Aug-11             25-Sep-11              13,209,292
----------------------- ------------------ ----------------------------
      25-Sep-11             25-Oct-11              12,718,942
----------------------- ------------------ ----------------------------
      25-Oct-11             25-Nov-11              12,246,745
----------------------- ------------------ ----------------------------
      25-Nov-11             25-Dec-11              11,792,031
----------------------- ------------------ ----------------------------
      25-Dec-11             25-Jan-12              11,354,154
----------------------- ------------------ ----------------------------
      25-Jan-12             25-Feb-12              10,932,493
----------------------- ------------------ ----------------------------
      25-Feb-12             25-Mar-12              10,526,447
----------------------- ------------------ ----------------------------
      25-Mar-12             25-Apr-12              10,135,440
----------------------- ------------------ ----------------------------
      25-Apr-12             25-May-12               9,758,910
----------------------- ------------------ ----------------------------
      25-May-12             25-Jun-12               9,396,329
----------------------- ------------------ ----------------------------
      25-Jun-12             25-Jul-12               9,047,180
----------------------- ------------------ ----------------------------
      25-Jul-12             25-Aug-12               8,710,968
----------------------- ------------------ ----------------------------
      25-Aug-12             25-Sep-12               8,387,214
----------------------- ------------------ ----------------------------
      25-Sep-12             25-Oct-12               8,075,458
----------------------- ------------------ ----------------------------
      25-Oct-12             25-Nov-12               7,775,256
----------------------- ------------------ ----------------------------
      25-Nov-12             25-Dec-12               7,486,181
----------------------- ------------------ ----------------------------




                                       8
BNY Ref No. 39489

                      NOVATION CONFIRMATION


DATE:             July 31, 2007

To: The Banc of America Funding Corporation 2007-6 Supplemental Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee
                  Phone #: 212-816-5693
                  Fax #: 212-816-5527
                  Attn: Structured Finance Agency Trust - Banc of America Funding Corporation 2007-6

To:                        Bank of America, N.A.
                  Fax #: 44 207 174 6481
                  Attn: Swap Documentation Group

From:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5103
                  Fax #:  212-804-5818/5837
                  Email: irdsuppdocs@bankofny.com

RE:               Novation Transaction

Transaction Reference Number:       39499
================================================================================
=

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

     1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

     2.  The  terms  of  the  Novation   Transaction   to  which  this  Novation
Confirmation relates are as follows:



                                       1
BNY Ref No. 39499

Novation Date:                      July 31, 2007
Novated Amount:                                         The full Notional Amount
                                    specified  as  of  the   relevant   date  in
                                    Schedule   I  of  the  New Confirmation.

Transferor:                                             Bank   of       America,
                                    N.A.

Transferee:                         Counterparty

Remaining Party:                    BNY

New Agreement (between
Transferee and
Remaining Party):                   July 31, 2007

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

---------------------------------------------------------------------
Transaction Reference Number                            39499
---------------------------------------------------------------------
Trade Date                                          June 19, 2007
---------------------------------------------------------------------
Effective Date                                      July 31, 2007
---------------------------------------------------------------------
Termination Date                                  December 25, 2012
---------------------------------------------------------------------
Fixed Rate                                              5.45%
---------------------------------------------------------------------


4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Annex A.

Full First Calculation Period:                       Applicable

5.  The  parties  confirm  their   acceptance  to  be  bound  by  this  Novation
Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

6. Transferor and Transferee agree to the following: (a) the sole recourse in respect of the obligations of Transferee hereunder shall be to the Supplemental Interest Trust, (b) Citibank, N.A. is entering into the Novation Confirmation solely in its capacity as Supplemental Interest Trust Trustee on behalf of Supplemental Interest Trust and not in its individual capacity as directed under the Pooling and Servicing Agreement and (c) in no case shall Citibank, N.A. (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Transferee under the terms of the Novation Confirmation, all such liability, if any, being expressly waived by Transferor and any person claiming by, through or under Transferor.



                                       2
BNY Ref No. 39499

THE BANK OF NEW YORK                    BANK OF AMERICA, N.A.


By:  .../s/ Andrew Swartz  .........    By:  .../s/ Bruce W. Good
 Name:  Andrew Swartz                   Name:         Bruce W. Good
 Title:  Vice President                 Title:        Principal
 Date:   July 31, 2007                  Date:         July 31, 2007




THE BANC OF AMERICA FUNDING CORPORATION 2007-6 SUPPLEMENTAL INTEREST TRUST BY CITIBANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE


By:  ....../s/ John Hannon...
Name:           John Hannon
Title:          Vice President
Date:           July 31, 2007














                                       3
BNY Ref No. 39499

                             Annex A
                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]



                           CONFIRMATION

DATE:             July 31, 2007

TO:                        The  Banc  of  America  Funding  Corporation   2007-6
                  Supplemental Interest Trust ("Counterparty") by Citibank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee
                  Phone #: 212-816-5693
                  Fax #: 212-816-5527

ATTN:                      Structured Finance Agency Trust  -  Banc  of  America
                  Funding Corporation 2007-6

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: irdsuppdocs@bankofny.com

RE:               Transaction Reference Number: 39499

================================================================================
=

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                                       4
BNY Ref No. 39499

Notional Amount:                          The amount set forth on the Schedule I
                                attached hereto for such Calculation Period

Effective Date:                 July 31, 2007

Termination Date:                         December   25,   2012,   subject    to
                                adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

FIXED AMOUNTS

Fixed Rate Payer:               Counterparty

Fixed Rate Payer
Payment Dates:                           The 25th day of each  month,  beginning
                                on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment for Period End Dates.

Fixed Rate:                     5.45%

Fixed Rate Day Count
Fraction:                       30/360


FLOATING AMOUNTS

Floating Rate Payer:            BNY

Floating Rate Payer
Period End Dates:                        The 25th day of each  month,  beginning
                                on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer
Payment Dates:                           Early  Payment  shall  be   applicable.
                                The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate for initial
Calculation Period:             5.32%

Floating Rate Option:           USD-LIBOR-BBA


                                       5
BNY Ref No. 39499

Designated Maturity:            1 month

Spread:                         None

Floating Rate Day Count
Fraction:                       Actual/360

Reset Dates:                            The   first   day  of  each  Calculation
                                Period

Compounding:                    Inapplicable


ADDITIONAL TERMS

Business Days:                  New York

Calculation Agent:              BNY


Payment Instructions:
         When remitting funds
         to us, please pay:     The Bank of New York
                                Derivative Products Support Department
                                ABA #:  021000018
                                Account #: 890-0068-175
                                Reference: Interest Rate Swaps

         We will pay you at:    Citibank, N.A.
                                ABA #: 021000089
                                Account #: 3617-2242
                                Ref: BAFC 07-6 Swap A/C
                                Astra A/C #: 106873




                                       6
BNY Ref No. 39499

                            Schedule I

  (all such dates subject to No Adjustment with respect to Fixed
  Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

-------------------------- --------------------- -------------------------------
   From and including        To but excluding       Notional Amount (in USD)
-------------------------- --------------------- -------------------------------
        31-Jul-07               25-Aug-07                 145,000,000
-------------------------- --------------------- -------------------------------
        25-Aug-07               25-Sep-07                 142,786,681
-------------------------- --------------------- -------------------------------
        25-Sep-07               25-Oct-07                 140,274,270
-------------------------- --------------------- -------------------------------
        25-Oct-07               25-Nov-07                 137,470,501
-------------------------- --------------------- -------------------------------
        25-Nov-07               25-Dec-07                 134,384,226
-------------------------- --------------------- -------------------------------
        25-Dec-07               25-Jan-08                 131,026,089
-------------------------- --------------------- -------------------------------
        25-Jan-08               25-Feb-08                 127,408,821
-------------------------- --------------------- -------------------------------
        25-Feb-08               25-Mar-08                 123,546,518
-------------------------- --------------------- -------------------------------
        25-Mar-08               25-Apr-08                 119,455,499
-------------------------- --------------------- -------------------------------
        25-Apr-08               25-May-08                 115,157,201
-------------------------- --------------------- -------------------------------
        25-May-08               25-Jun-08                 110,688,422
-------------------------- --------------------- -------------------------------
        25-Jun-08               25-Jul-08                 106,183,195
-------------------------- --------------------- -------------------------------
        25-Jul-08               25-Aug-08                 101,839,031
-------------------------- --------------------- -------------------------------
        25-Aug-08               25-Sep-08                  97,655,232
-------------------------- --------------------- -------------------------------
        25-Sep-08               25-Oct-08                  93,625,889
-------------------------- --------------------- -------------------------------
        25-Oct-08               25-Nov-08                  89,745,309
-------------------------- --------------------- -------------------------------
        25-Nov-08               25-Dec-08                  86,008,011
-------------------------- --------------------- -------------------------------
        25-Dec-08               25-Jan-09                  82,408,713
-------------------------- --------------------- -------------------------------
        25-Jan-09               25-Feb-09                  78,942,329
-------------------------- --------------------- -------------------------------
        25-Feb-09               25-Mar-09                  75,603,959
-------------------------- --------------------- -------------------------------
        25-Mar-09               25-Apr-09                  72,388,884
-------------------------- --------------------- -------------------------------
        25-Apr-09               25-May-09                  69,292,559
-------------------------- --------------------- -------------------------------
        25-May-09               25-Jun-09                  66,310,606
-------------------------- --------------------- -------------------------------
        25-Jun-09               25-Jul-09                  63,438,808
-------------------------- --------------------- -------------------------------
        25-Jul-09               25-Aug-09                  60,673,104
-------------------------- --------------------- -------------------------------
        25-Aug-09               25-Sep-09                  58,009,581
-------------------------- --------------------- -------------------------------
        25-Sep-09               25-Oct-09                  55,444,471
-------------------------- --------------------- -------------------------------
        25-Oct-09               25-Nov-09                  52,974,145
-------------------------- --------------------- -------------------------------
        25-Nov-09               25-Dec-09                  50,595,108
-------------------------- --------------------- -------------------------------
        25-Dec-09               25-Jan-10                  48,303,992
-------------------------- --------------------- -------------------------------
        25-Jan-10               25-Feb-10                  46,097,554
-------------------------- --------------------- -------------------------------
        25-Feb-10               25-Mar-10                  43,972,671
-------------------------- --------------------- -------------------------------
        25-Mar-10               25-Apr-10                  41,926,334
-------------------------- --------------------- -------------------------------
        25-Apr-10               25-May-10                  39,955,646
-------------------------- --------------------- -------------------------------
        25-May-10               25-Jun-10                  38,057,815
-------------------------- --------------------- -------------------------------
        25-Jun-10               25-Jul-10                  36,230,153
-------------------------- --------------------- -------------------------------
        25-Jul-10               25-Aug-10                  34,470,072
-------------------------- --------------------- -------------------------------
        25-Aug-10               25-Sep-10                  34,470,072
-------------------------- --------------------- -------------------------------
        25-Sep-10               25-Oct-10                  34,470,072
-------------------------- --------------------- -------------------------------
        25-Oct-10               25-Nov-10                  34,470,072
-------------------------- --------------------- -------------------------------


                                       7
BNY Ref No. 39499

-------------------------- --------------------- -------------------------------
        25-Nov-10               25-Dec-10                  33,646,366
-------------------------- --------------------- -------------------------------
        25-Dec-10               25-Jan-11                  32,398,489
-------------------------- --------------------- -------------------------------
        25-Jan-11               25-Feb-11                  31,196,775
-------------------------- --------------------- -------------------------------
        25-Feb-11               25-Mar-11                  30,039,521
-------------------------- --------------------- -------------------------------
        25-Mar-11               25-Apr-11                  28,925,085
-------------------------- --------------------- -------------------------------
        25-Apr-11               25-May-11                  27,851,887
-------------------------- --------------------- -------------------------------
        25-May-11               25-Jun-11                  26,818,403
-------------------------- --------------------- -------------------------------
        25-Jun-11               25-Jul-11                  25,823,167
-------------------------- --------------------- -------------------------------
        25-Jul-11               25-Aug-11                  24,864,767
-------------------------- --------------------- -------------------------------
        25-Aug-11               25-Sep-11                  23,941,842
-------------------------- --------------------- -------------------------------
        25-Sep-11               25-Oct-11                  23,053,082
-------------------------- --------------------- -------------------------------
        25-Oct-11               25-Nov-11                  22,197,225
-------------------------- --------------------- -------------------------------
        25-Nov-11               25-Dec-11                  21,373,057
-------------------------- --------------------- -------------------------------
        25-Dec-11               25-Jan-12                  20,579,405
-------------------------- --------------------- -------------------------------
        25-Jan-12               25-Feb-12                  19,815,143
-------------------------- --------------------- -------------------------------
        25-Feb-12               25-Mar-12                  19,079,185
-------------------------- --------------------- -------------------------------
        25-Mar-12               25-Apr-12                  18,370,485
-------------------------- --------------------- -------------------------------
        25-Apr-12               25-May-12                  17,688,025
-------------------------- --------------------- -------------------------------
        25-May-12               25-Jun-12                  17,030,846
-------------------------- --------------------- -------------------------------
        25-Jun-12               25-Jul-12                  16,398,014
-------------------------- --------------------- -------------------------------
        25-Jul-12               25-Aug-12                  15,788,630
-------------------------- --------------------- -------------------------------
        25-Aug-12               25-Sep-12                  15,201,826
-------------------------- --------------------- -------------------------------
        25-Sep-12               25-Oct-12                  14,636,768
-------------------------- --------------------- -------------------------------
        25-Oct-12               25-Nov-12                  14,092,652
-------------------------- --------------------- -------------------------------
        25-Nov-12               25-Dec-12                  13,568,704
-------------------------- --------------------- -------------------------------



                                       8
BNY Ref No. 39499